UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
  FORM 8-K
 CURRENT REPORT
 Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
 Date of Report (Date of earliest event reported): August 12, 2015
 ENERGY TRANSFER PARTNERS, L.P.
(Exact name of Registrant as specified in its charter)

Delaware	1-11727	73-1493906
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
 3738 Oak Lawn Avenue
Dallas, Texas 75219
(Address of principal executive offices)
(214) 981-0700
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
This Current Report on Form 8-K is being filed principally to reflect retrospective revisions that have been made to the consolidated financial statements of Energy Transfer Partners, L.P. (“ETP” or the “Partnership”) that were previously filed with the Securities and Exchange Commission by the Partnership on March 2, 2015 as Items 1, 6, 7 and 8 to its Annual Report on Form 10-K for the year ended December 31, 2014 (the “2014 Form 10-K”).
On April 30, 2015, a wholly-owned subsidiary of the Partnership merged with Regency Energy Partners LP (“Regency”), with Regency continuing as the surviving entity (the “Regency Merger”). Each Regency common unit and Class F unit was converted into the right to receive 0.4124 Partnership common units. ETP issued 172.2 million Partnership common units to Regency unitholders, including 15.5 million units issued to Partnership subsidiaries. The 1.9 million outstanding Regency series A preferred units were converted into corresponding new Partnership Series A Preferred Units on a one-for-one basis.
The Regency Merger was a combination of entities under common control; therefore Regency’s assets and liabilities were not adjusted. The Partnership’s consolidated financial statements have been retrospectively adjusted to reflect consolidation of Regency for all prior periods subsequent to May 26, 2010 (the date Energy Transfer Equity, L.P. acquired Regency’s general partner).
In order to preserve the nature and character of the disclosures set forth in the 2014 Form 10-K, the items included in this Form 8-K have been updated solely for matters relating specifically to the retrospective revision of ETP's financial statements and related information, except that subsequent events required to be reported under generally accepted accounting principles have been disclosed in the notes to the consolidated financial statements. This Form 8-K should be read in conjunction with the 2014 Form 10-K, and filings made by ETP with the SEC subsequent to the filing of the Form 10-K, including ETP's Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2015 filed on May 8, 2015 and ETP's Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2015 filed on August 7, 2015.
Item 9.01 of this Current Report on Form 8-K revises certain information contained in ETP's 2014 Form 10-K to reflect certain retrospective revisions. In particular, Exhibit 99.1 contains a revised description of ETP’s business, financial statements and Management’s Discussion and Analysis of Financial Condition and Results of Operations.

Item 9.01	Financial Statements and Exhibits.
See the Exhibit Index set forth below for a list of exhibits included with this Form 8-K.

Exhibit Number	Description

23.1	Consent of Grant Thornton LLP.
23.2	Consent of Ernst & Young LLP related to Sunoco Logistics Partners L.P.
23.3	Consent of Ernst & Young LLP related to Susser Holdings Corporation.
23.4	Consent of Ernst & Young LLP related to Sunoco LP.
99.1
Revised Energy Transfer Partners, L.P. description of the business, financial statements as of December 31, 2014 and 2013, and for each of the three years in the period ended December 31, 2014, and Management's Discussion and Analysis of Financial Condition and Results of Operations.

99.2	Report of Ernst & Young LLP on consolidated financial statements of Sunoco Logistics Partners L.P.
99.3	Report of Ernst & Young LLP on consolidated financials of Susser Holdings Corporation.
99.4	Report of Ernst & Young LLP on consolidated financials statements of Sunoco LP.
101.INS	XBRL Instance Document
101.SCH	XBRL Taxonomy Extension Schema Document
101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document
101.DEF	XBRL Taxonomy Extension Definition Linkbase Document
101.LAB	XBRL Taxonomy Extension Label Linkbase Document
101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Energy Transfer Partners, L.P.
By: Energy Transfer Partners GP, L.P., its general partner
By: Energy Transfer Partners, L.L.C., its general partner

Date: August 12, 2015	/s/ Thomas E. Long Thomas E. Long Chief Financial Officer